Disposal	12 Months Ended
Dec. 31, 2017
Disposal [Abstract]
DISPOSAL

Note 4 – DISPOSAL

On December 8, 2016, the Company sold all of the assets and liabilities of Jinmo to a third party for proceeds of approximately $31,678 (RMB 220,000), which resulted in a gain on the transaction of $789. Including the gain on the sale transaction, Jinmo contributed $14,511 to income before income taxes provisions for the year ended December 31, 2016. Jinmo has historically been reported as a component of the Company’s operations and contributed $21,799 to income before income taxes provisions for the year ended December 31, 2015.

The disposal did not constitute a strategic shift that would have a major effect on the Company’s operations or financial results and as such, the disposal was not classified as discontinued operations in the accompanying consolidated financial statements for the year ended December 31, 2016.